NOTE AND WARRANT

                               PURCHASE AGREEMENT

                               DATED MARCH 8, 1999

                                     BETWEEN

                         EGL/NATWEST VENTURES USA, L.P.,

                         EGL EQUITY PARTNERS III, L.P.,

                     EGL EQUITY OFFSHORE PARTNERS III, L.P.,

                      AND POINTE COMMUNICATIONS CORPORATION

                      TABLE OF CONTENTS
                      -----------------



                                                          Page
                                                          ----
1.       Authorization and Closing                           1
1A.  Authorization of the Notes and Warrants                 1
1B.  Issuance of the Notes and the Warrants                  1
1C.  The Closing                                             1
2.        Covenants                                          1
2A.  Financial Statements and Other Information              1
2B.  Inspection of Property                                  2
2C.  Board of Directors Representation                       3
2D.  Current Public Information                              3
2E.  SBIC Regulatory Provisions                              3
2F.  Reservation of Common Stock                             4
2G.  Public Disclosures                                      4
2H.  Preemptive Rights                                       5
2I.   Taxes                                                  5
2J.   Licenses                                               6
2K.  Settlement Agreement                                    6
2L.  General Covenants                                       6
3        Representations and Warranties of the Company       6
3A.  Organization, Corporate Power and Licenses              6
3B.  Authorization; No Breach                                7
3C.  No Material Adverse Change                              7
3D.  Small Business Matters                                  7
3E.  Disclosure                                              8
3F.  Reports with the Securities and Exchange Commission     8
3G. Licenses                                                 8
3H. Use of Proceeds                                          8
4         Definitions                                        8
4A.  Definitions                                             8
5         Miscellaneous                                      9
5A.  Expenses                                                9
5B.  Remedies                                               10
5C.  Survival of Representations and Warranties             10
5D.  Successors and Assigns                                 10
5E.  Severability                                           10
5F.  Counterparts                                           11
5G.  Descriptive Headings; Interpretation                   11
5H.  Governing Law                                          11


Schedules
---------
Schedule  of  Purchasers
Schedule  3G
Schedule  3H
Schedule  3I

                        POINTE COMMUNICATIONS CORPORATION

                               PURCHASE AGREEMENT
                               ------------------


     THIS AGREEMENT is made as of March 8, 1999, between Pointe Communications Corporation, a Nevada corporation (the "Company"), EGL/Natwest Ventures USA L.P., a Delaware limited partnership, EGL Equity Partners III, L.P., a Delaware limited partnership and EGL Equity Offshore Partners III, L.P., a Cayman Islands Exempted Limited Partnership (collectively, the "Purchasers"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 4 hereof.

     On the date hereof, each of the Purchasers has agreed to make a loan to the Company, in the dollar amounts set forth opposite each such Purchaser's name on
Schedule I attached hereto (collectively, the "Loan"), for which the Company will issue a note to each of the Purchasers (collectively, the "Notes"). In connection therewith and in partial consideration therefor, the parties are entering into this Agreement.

     The  parties  hereto  agree  as  follows:

     Section  1.     Authorization  and  Closing.
                     ---------------------------

     1A.     Authorization  of  the  Notes  and the Warrants.  The Company shall
             -----------------------------------------------
authorize the issuance of the Notes and warrants to the Purchasers (collectively, the "Warrants") to purchase 5,000,000 shares of the Common Stock, par value $.00001 per share (the "Common Stock").

     1B.     Issuance  of  the  Notes  and  the  Warrants.  At  the Closing, the
             --------------------------------------------
Company shall issue to the Purchasers and, subject to the terms and conditions set forth herein, the Purchasers shall obtain from the Company, the Notes and the Warrants in consideration of each Purchaser's agreement to make their portion of the Loan to the Company.

     1C.     The Closing.  The closing of the Loan and the issuance of the Notes
             -----------
and the Warrants (the "Closing") shall take place at the offices of the Purchasers at 10:00 a.m. on March 8, 1999, or at such other place or on such other date as may be mutually agreeable to the Company and the Purchasers. At the Closing, the Company shall deliver to the Purchasers the Notes and the Warrants to be issued to each such Purchaser, registered in each such Purchaser's or its nominee's name, and each such Purchaser shall make their portion of the Loan.

     Section  2.  Covenants.
                  ---------

     2A.     Financial  Statements  and  Other  Information.  The  Company shall
             ----------------------------------------------
deliver to each Purchaser, so long as each such Purchaser holds a Note, any Underlying Common Stock or any other security of the Company:

          (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated state-ments of income and cash flows of the Company and its Subsid-iaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the Com-pany's annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments for recurring accruals, and shall be certified by the Com-pany's chief financial officer and will be accompanied by a written review thereof prepared by the Chief Executive Officer of the Company;

          (ii) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or (to its knowledge) any of its officers or direc-tors file with respect to the Company, with the Securi-ties and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available gen-erally by the Company to the public concerning material developments in the Company's and its Subsidiaries' businesses;

     (iii) within thirty days prior to the beginning of each fiscal year, an annual budget and operating plan for such year (and as soon as available, any subsequent revisions thereto); and

          (iv) with reasonable promptness, such other infor-mation and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this paragraph 2A may reasonably request.

To the best of the Company's knowledge, each of the financial statements referred to in subparagraph (i) shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments for recurring accruals none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole.

     2B.     Inspection  of  Property.  The  Company  shall  permit  any
             ------------------------
representatives designated by a Purchaser (so long as such Purchaser holds any Underlying Common Stock), upon reasonable notice and during normal business hours, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) dis-cuss the affairs, finances and accounts of the Company and its Subsidiaries with the directors, officers, key employees and inde-pen-dent accountants of the Company and its Subsidiaries. The presentation of an executed copy of this Agreement by such Purchaser or any holder of Underlying Common Stock to the Company's independent accountants shall constitute the Company's permission to its independent accountants to participate in discussions with such Persons.

     2C.     Board  of  Directors  Representation.  The  Company  shall give the
             ------------------------------------
Purchasers (so long as the Purchasers hold any Underlying Common Stock) written notice of each meeting of its board of directors and each regularly scheduled committee meeting thereof at the same time and in the same manner as notice is given to the directors (which notice shall be promptly confirmed in writing to each such Purchaser), and the Company shall permit a representative of the Purchasers to attend as an observer all meetings of its board of directors and all committees thereof. Each representative shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the direc-tors. If the Company pro-poses to take any action by written consent in lieu of a meeting of its board of directors or of any committee thereof, the Company shall give written notice thereof to each such Purchaser prior to the effective date of such consent describing in reasonable detail the nature and substance of such action. The Company shall also cause one representative appointed by the Purchasers to be appointed to the Board of Directors of the Company and agrees to use its best efforts to cause any such representative to remain a member of the Board of Directors of the Company so long as the Purchasers own any Underlying Common Stock including, without limitation, nominating, or causing the nomination of, any such representative to the Board of Directors of the Company. Such Purchasers' representative to the Board of Directors of the Company shall be entitled to receive such fees and stock option grants as are customarily granted to the other members of the Company's Board of Directors.

     2D.     Current  Public  Information.  The  Company  shall file all reports
             ----------------------------
required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Restricted Securities (as defined in Rule 144 adopted by the Securities and Exchange Commission under the Securities Act) may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to Rule 144 (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

     2E.     SBIC  Regulatory  Provisions.
             ----------------------------

          (i) Within 75 days after the Closing and each subsequent Financing hereunder by each holder of a Note or Underlying Common Stock which is an SBIC (an "SBIC Holder") and at the end of each month thereafter until all of the proceeds from the Loan from such SBIC Holder and the exercise of the Warrants by such SBIC Holder have been used by the Company and its Subsidiaries, the Company shall deliver to each SBIC Holder a written statement certified by the Company's president or chief financial officer describing in reasonable detail the use of the proceeds of the Loan from such SBIC Holder reflected by the Notes by the Company and its Subsidiaries. In addition to any other rights granted hereunder, the Company shall grant each SBIC Holder and the United States Small Business Administration (the "SBA") access to the Company's records for the purpose of verifying the use of such proceeds.

          (ii) Upon the occurrence of a Regulatory Violation or in the event that any SBIC Holder determines in its reasonable good faith judgment that a Regulatory Violation has occurred, in addition to any other rights and remedies to which it may be entitled as a holder of a Note or of Underlying Common Stock (whether under this Agreement, the Company's Certificate of Incorporation or otherwise), each SBIC Holder shall have the right to the extent required under the SBIC Regulations to demand the immediate repayment of the Loan from such SBIC Holder and the repurchase of all Underlying Common Stock owned by such SBIC Holder at a price equal to the purchase price paid for such securities hereunder (plus accrued but unpaid interest on the Note held by such SBIC Holder) by delivering written notice of such demand to the Company. The Company shall pay the purchase price for such stock by a cashier's or certified check or by wire transfer of immediately available funds to each SBIC Holder demanding repurchase within 30 days after the Company's receipt of the demand notice, and upon such payment, each such SBIC Holder shall deliver the certificates evidencing the Underlying Common Stock to be repurchased duly endorsed for transfer or accompanied by duly executed forms of assignment.

          (iii)     For  purposes  of  this  paragraph,  "Regulatory  Violation"
                                                          ---------------------
means, with respect to any SBIC Holder providing Financing under this Agreement,
(a) a diversion of the proceeds of such Financing from the reported use thereof on the use of proceeds statement delivered by the Company on SBA Form 1031 delivered at the Closing, if such diversion was effected without obtaining the prior written consent of the SBIC Holders (which may be withheld in their sole discretion) or (b) a change in the principal business activity of the Company and its Subsidiaries to an ineligible business activity (within the meaning of the SBIC Regulations) if such change occurs within one year after the date of the  initial  Financing  hereunder;  "SBIC Regulations" means the Small Business
                                      ----------------
Investment Act of 1958 and the regulations issued thereunder as set forth in 13 CFR 107 and 121, as amended; and the term "Financing" shall have the meaning set
                                           ---------
forth  in  the  SBIC  Regulations.

     2F.     Reservation of Common Stock. The Company shall at all times reserve
             ---------------------------
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of the Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Company upon issuance).

     2G.     Public Disclosures.  The Company shall not, nor shall it permit any
             ------------------
Subsidiary to, disclose the name or identity of the Purchasers as investors in the Company in any press release or other public announcement or in any document or material filed with any governmental entity, without the prior written consent of each such Purchaser, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent juris-diction, in which case prior to making such disclosure the Company shall give written notice to each such Purchaser describing in reason-able detail the proposed content of such disclosure and shall permit each such Purchaser to review and comment upon the form and substance of such disclosure.

     2H.     Preemptive  Rights.
             ------------------

     (a) Until a Purchaser's Note is paid in full, such Purchaser shall have the following preemptive rights: except for issuances of Common Stock (i) to the Company's employees, (ii) upon the conversion of the Warrant or other warrants or options outstanding as of the date hereof, or granted within the next 90 days as a part of similar bridge financings or as a part of the contemplated CS First Boston/Breckenridge financing, (iii) in connection with the acquisition of another company or business, (iv) pursuant to a public offering registered under the Securities Act, if the Company authorizes the issuance or sale of any shares of Common Stock, preferred stock or any securities (other than those described in (i) through (iv) above) containing options or rights to acquire any shares of Common Stock or preferred stock (other than as a dividend on the outstanding Common Stock), the Company shall first offer to sell to each holder of Underlying Common Stock a portion of such stock or securities equal to the quotient determined by dividing (1) the number of shares of Under-lying Common Stock held by such holder by (2) the sum of the total number of shares of Underlying Common Stock and the number of shares of Common Stock outstanding which are not shares of Under-lying Common Stock. Each holder of Underlying Common Stock shall be entitled to purchase such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to any other Persons The purchase price for all stock and securities offered to the holders of the Underlying Common Stock shall be payable in cash or, to the extent otherwise required hereunder, notes issued by such holders.

     (b) In order to exercise its purchase rights hereunder, a holder of Underlying Common Stock must, within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment, deliver a written notice to the Company describing its election hereunder, together with payment of the purchase price therefor and such subscription and other documents as are a part of such offering.

     (c) Upon the expiration of the offering period described above, the Company shall be entitled to sell such stock or securities which the holders of Underlying Common Stock have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any stock or securities offered or sold by the Company after such 90-day period must be reoffered to the holders of Underlying Common Stock pursuant to the terms of this paragraph.

     2I.     Taxes.  The  Company  hereby acknowledges and agrees that as of the
             -----
date hereof, it has placed One Million Three Hundred Thousand Dollars ($1,300,000) in escrow (the "Escrowed Amount") with Cushing, Morris, Armbruster & Jones, LLP solely for the purpose of paying certain tax liabilities. The Company hereby covenants and agrees that (A) no later than 180 days after the Closing, it shall have (i) filed all federal, state, local and foreign income and other tax returns, reports and declarations which were required by applicable law to have been filed at or before the Closing, and (ii) paid all taxes (including, without limitation, all taxes required to be withheld or any interest and penalties on any taxes) in respect of the periods covered by said returns, reports and declarations or any other taxable period ending on or before the Closing, and (B) the Escrowed Amount shall be used solely for the payment of any and all tax liabilities of the Company.

          2J.     Licenses.  The  Company  hereby  covenants  and agrees that it
                  --------
shall cause, and take all such action as is necessary to cause, all permits, concessions, grants, franchises, licenses and other federal, state, local or foreign governmental authorizations and approvals material, individually or in the aggregate, to the conduct of all or any part of the business of the Company and its Subsidiaries to be, at all times, in full force and effect.

     2K.     Settlement Agreement.  The Company hereby covenants and agrees that
             --------------------
the Company and the Subsidiaries shall, at all times, be in compliance with the terms and conditions of that certain Settlement Agreement and Release, dated July 20, 1998, by and between Charter Communications International, Inc. and Sprint Communications Company L.P., and the related Promissory Note in the principal amount of Nine Hundred Thousand Dollars ($900,000.00).

     2L.     General  Covenants.  The prior consent of the Board of Directors of
             ------------------
the Company shall be required for: (i) any resolution to wind-up, merge, consolidate, sell or dispose of all or a substantial portion of the assets or capital stock of the Company or any material Subsidiary, (ii) any recapitalization, merger, acquisition or other business combination to which the Company is a party; (iii) any amendment or addition to the articles of incorporation or bylaws of the Company or any Subsidiary; (iv) the sale, listing or secondary offering of any capital stock of the Company or any Subsidiary; (v) any dividend to be declared on any class of capital stock of the Company or any Subsidiary; (vi) any material debt or leasing finance agreement not in the ordinary course of business; (vii) the creation of fixed floating charges or the giving of guarantees or other collateral; (viii) the appointment or dismissal of any member of the Board of Directors of the Company or any Subsidiary; (ix) all matters not in the ordinary course of business, including any related party transactions; (x) any amendment to the employment or non-compete agreements of any member of the Company's management team; (xi) any change in the Company's or any Subsidiary's auditors, accounting policies or accounting reference date;
(xii) the commencement of, and conduct of, any claims or litigation, whether as plaintiff, defendant or cross-claimant; (xiii) the provision of any loan or advances to employees; and (xiv) the approval of budgets, all amendments to budgets and material capital expenditures.

     Section  3.     Representations  and  Warranties  of  the  Company.  As  a
                     --------------------------------------------------
material inducement to the Purchasers to enter into this Agreement to make the Loan reflected by the Notes, the Company hereby represents and warrants that:

     3A.     Organization,  Corporate  Power  and  Licenses.  The  Company  is a
             ----------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of Nevada and is qualified to do business in every jurisdiction in which the failure to so qualify has had or would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company possesses all requisite corporate power and authority necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to issue the Notes and carry out the other transactions contemplated by this Agreement. The copies of the Company's and each Subsidiary's charter documents and bylaws which have been furnished to the Purchasers' special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

     3B.     Authorization;  No Breach.  The execution, delivery and performance
             -------------------------
of this Agreement, the Warrants, the Notes, the Security Agreement executed in connection herewith and all other agree-ments contemplated hereby to which the Company is a party, have been duly authorized by the Company. This Agreement, the Warrants, the Notes, the Security Agreement and all other agreements contemplated hereby to which the Company is a party each constitutes a valid and binding obliga-tion of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the Warrants, the Notes, the Security Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Notes and the Warrants hereunder, the issuance of the Common Stock upon exer-cise of the Warrants, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidi-ary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authoriza-tion, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of the Company or any Subsidiary, or any law, statute, rule or regulation to which the Company or any Subsidiary is sub-ject, or any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is subject.

     3C.     No  Material  Adverse Change.  Since the date of the Company's last
             ----------------------------
Form 10-Q filed with the SEC, there has been no material adverse change in the financial condition, operating results, assets, operations, business prospects, value, employee relations or customer or supplier relations of the Company and its Subsidiaries taken as a whole.

     3D.     Small  Business  Matters.  The  Company,  together  with  its
             ------------------------
"affiliates" (as that term is defined in Title 13, Code of Federal Regulations, 121.103), is a "small busi-ness concern" within the meaning of the Small Business Investment Act of 1958 and the regulations thereunder, including Title 13, Code of Federal Regulations, 121.105. The information regarding the Company and its affiliates set forth in the Small Business Administration Form 480, Form 652 and Part A of Form 1031 delivered at the Closing is accurate and complete. Copies of such forms shall have been completed and executed by the Company and delivered to the Purchasers at the Closing together with a written statement of the Company regarding its planned use of the proceeds from the Loan made by the Purchasers reflected by the Notes and the Warrants. Neither the Company nor any Subsidiary presently engages in, and it shall not hereafter engage in, any activities, nor shall the Company or any Subsidiary use directly or indirectly the proceeds from the Loan made by Purchasers reflected by the Notes or the exercise of Warrants hereunder for any purpose, for which a Small Business Investment Company is prohibited from providing funds by the Small Business Investment Act of 1958 and the regulations thereunder (including Title 13, Code of Federal Regulations, 107.720).

     3E.     Disclosure.  There  is  no fact which the Company has not disclosed
             ----------
to the Purchasers in writing and of which any of its officers, directors or executive employees is aware and which has had or would reasonably be expected to have a material adverse effect upon the existing or expected financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company and its Subsidiaries taken as a whole.

     3F.     Reports  with the Securities and Exchange Commission.   The Company
             ----------------------------------------------------
has furnished the Purchaser with complete and accurate copies of its annual report on Form 10-K for its most recent fiscal year, all other reports or documents required to be filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act since the filing of the most recent annual report on Form 10-K and its most recent annual report to its stockholders. Such reports and filings do not contain any material false statements or any misstatement of any material fact and do not omit to state any fact necessary to make the statements set forth therein not misleading. The Company has made all filings with the Securities and Exchange Commission which it is required to make, and the Company has not received any request from the Securities and Exchange Commission to file any amendment or supplement to any of the reports described in this paragraph.

          3G.     Licenses.  Except as set forth on Schedule 3G attached hereto,
                  --------                          -----------
the Company and the Subsidiaries have obtained all permits, concessions, grants, franchises, licenses and other federal, state, local or foreign governmental authorizations and approvals material, individually or in the aggregate, to the conduct of all or any part of the business of the Company and the Subsidiaries (collectively, "Licenses"). Except as set forth on Schedule 3G attached hereto,
                                                    -----------
all of the Licenses are in full force and effect. None of such Licenses will be impaired or adversely affected by the transactions contemplated by this Agreement. There is not pending or, to the knowledge of the Company, threatened any domestic or foreign suit or proceeding with respect to the suspension, revocation, cancellation, modification or non-renewal of any of such Licenses, and no event has occurred that (whether with notice or lapse of time, or both) will or may result in a suspension or revocation of or failure to renew any of the Licenses.

          3H.     Use  of  Proceeds.  The  net  proceeds received by the Company
                  -----------------
from the Loan and the exercise of the Warrants shall be used for the purposes, and substantially in the respective amounts, set forth on Schedule 3H attached
                                                            -----------
hereto.

     Section  4.   Definitions.
                   -----------

          4A.     Definitions.  For  the  purposes  of  this  Agreement,  the
                  -----------
following  terms  have  the  meanings  set  forth  below:

     "Affiliate"  of  any  particular Person means any other Person controlling,
      ---------
controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

     "SBIC"  means  a small business investment company licensed under the Small
      ----
Business  Investment  Act  of  1958,  as  amended.

     "SBIC Regulations" means the Small Business Investment Company Act of 1958,
      ----------------
as amended, and the regulations issued by the Small Business Administration thereunder, 13 CFR 107 and 121, as amended.

     "Securities  Act"  means  the  Securities  Act  of 1933, as amended, or any
      ---------------
similar  federal  law  then  in  force.

     "Securities  and  Exchange  Commission"  includes  any governmental body or
      -------------------------------------
agency  succeeding  to  the  functions  thereof.

     "Securities  Exchange  Act"  means  the Securities Exchange Act of 1934, as
      -------------------------
amended,  or  any  similar  federal  law  then  in  force.

"Subsidiaries"  means  all of the entities the Company has an equity interest in
 ------------
as  of the Closing as set forth on Schedule 3I hereto, and (ii) any other entity
                                   -----------
the Company obtains an equity interest in, directly or indirectly, after the Closing.

     "Underlying  Common  Stock"  means  (i) the Common Stock issued or issuable
      -------------------------
upon exercise of the Warrants and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds the Warrants shall be deemed to be the holder of the Underlying Common Stock obtainable upon exercise of the Warrants in connection with the transfer thereof or otherwise regardless of any restric-tion or limitation on the exercise of the Warrants, such Underlying Common Stock shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Underlying Common Stock here-under. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registra-tion statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased by the Company or any Subsidiary.

     Section  5.   Miscellaneous.
                   -------------

     5A.     Expenses.  The  Company  shall  pay,  and  shall  hold  each of the
             --------
Purchasers and all holders of Under-lying Common Stock harmless from and against liability for the payment of, (i) the reasonable fees and expenses arising in connection with the negotiation and execution of this Agreement and the consummation of the transac-tions contemplated by this Agreement, which fees and expenses shall be payable at the Closing and shall include, without limitation, attorneys fees, accountants fees, and industry and marketing due diligence fees,
(ii) the reasonable fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effec-tive) under or in respect of this Agreement and the agreements and documents contemplated hereby, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of Common Stock issuable upon exercise of the Warrants, (iv) the reason-able fees and expenses incurred with respect to the enforcement of the rights granted under this Agreement and the agreements and documents contem-plated hereby, and (v) the reasonable fees and expenses incurred by each such Person in any filing with any governmental agency with respect to its investment in the Company or in any other filing with any governmental agency with respect to the Company which mentions such Person, and (vi) the reasonable fees and expenses incurred by any such Person in connection with any transaction, claim or event which such Person believes affects the Company and as to which such Person seeks advice of coun-sel. Additionally, the Company shall pay EGL Investments, L.P. (or any entity designated by EGL Investments, L.P. from time to time) the following origination fee (i) One Hundred Thousand Dollars ($100,000.00) in cash at Closing, and (ii) One Hundred Fifty Thousand Dollars ($150,000.00), payable in eight (8) equal monthly installments, by the tenth (10th) day of each month, beginning in March 1999; provided, however, that in the event of a consolidation
                         -----------------
or merger of the Company with or into any other entity or entities in which more than 50% of the voting power of the Company is disposed of, or a sale, conveyance or disposition of all or substantially all of the assets of the Company, or the effectuation by the Company or its stockholders of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, any amounts outstanding pursuant to the foregoing provision shall be immediately due and payable.

     5B.     Remedies.  Each  holder  of Under-lying Common Stock shall have all
             --------
rights and remedies set forth in this Agreement, and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     5C.     Survival  of  Representations and Warranties.  All repre-sentations
             --------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby regardless of any investigation made by any of the Purchasers or on its behalf.

5D.     Successors  and Assigns.  Except as otherwise expressly provided herein,
        -----------------------
all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's bene-fit as a purchaser or holder of the Warrants or Underlying Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Warrants or such Underlying Common Stock.

     5E.     Severability.  Whenever  possible, each provision of this Agreement
             ------------
shall be interpreted in such manner as to be effec-tive and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     5F.     Counterparts.  This  Agreement  may be executed simul-tane-ously in
             ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counter-parts taken together shall constitute one and the same Agreement.

     5G.     Descriptive Headings; Interpretation.  The descrip-tive headings of
             ------------------------------------
this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     5H.     Governing  Law.  The  corporate  law  of  the State of Nevada shall
             --------------
govern all issues and questions concerning the relative rights and obligations of the Company and its stock-holders. All other issues and questions concerning the construc-tion, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Georgia, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Georgia or any other juris-diction) that would cause the application of the laws of any jurisdiction other than the State of Georgia.

     *          *          *          *          *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

POINTE  COMMUNICATIONS  CORPORATION


                             By
                                --------------------------------------

                             Its
                                --------------------------------------


                             EGL/NATWEST  VENTURES  USA  L.P.
                             BY:  EGL  VENTURES,  INC.,  AS  GENERAL
                             PARTNER


                             By
                                --------------------------------------

                             Its
                                --------------------------------------


                             EGL  EQUITY  PARTNERS,  III,  L.P.
                             BY:  EGL  INVESTMENTS,  L.P.,  AS  GENERAL
                             PARTNER
                             BY:  EGL  GP,  INC.,  AS  GENERAL  PARTNER


                             By
                                --------------------------------------

                             Its
                                --------------------------------------


                             EGL  EQUITY  OFFSHORE  PARTNERS  III,  L.P.
                             BY:  EGL  INVESTMENTS,  L.P.,  AS  GENERAL  PARTNER
                             BY:  EGL  GP,  INC.,  AS  GENERAL  PARTNER


                             By
                                --------------------------------------

                             Its
                                --------------------------------------

                                   SCHEDULE I
                                   ----------

                                 THE PURCHASERS
                                 --------------

                                                        Warrant
Purchaser                               Loan Amount   Share Amount
--------------------------------------  ------------  ------------
EGL/NATWEST VENTURES USA, L.P.          $  1,582,500     1,582,500

EGL EQUITY PARTNERS III, L.P.           $  1,125,500     1,125,500

EGL EQUITY OFFSHORE PARTNERS III, L.P.  $  2,292,000     2,292,000

                                   SCHEDULE 3G
                                   -----------

                                   SCHEDULE 3H
                                   -----------

     Approximately One Million Dollars (plus accrued interest) will be used to repay all principal and interest owed to EGL/Natwest Ventures USA, L.P. under that certain Promissory Note dated December 2, 1998. The remainder of the proceeds from the Loan will be used to fund the continued growth and expansion of the Company. None of the proceeds from the Loan will be used to repay any outstanding debt of the Company that has a maturity date on or prior to one year after the Closing Date.

                                   SCHEDULE 3I
                                   -----------

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of the 8th day of March, 1999 by and among POINTE COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company") and the holders of the Company's Common Stock, par value $.00001 per share (the "Common Stock"), identified under the heading "Investors" on the signature pages attached hereto (the "Investors").

     WHEREAS, the Company and the Investors have entered into that certain Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"); and

     WHEREAS, the Company has agreed to provide certain registration and other rights to the Investors in connection with the Common Stock purchased pursuant to the Purchase Agreement.

     NOW,  THEREFORE,  the  parties  hereto  hereby  agree  as  follows:

     1.     Definitions.  Unless  the  context  otherwise  requires,  the  terms
            -----------
defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement or, as the case may be, in the Purchase Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

     "Agreement"  means  this  Registration Rights Agreement, as the same may be
      ---------
amended,  modified  or  supplemented  in  accordance  with  the  terms  hereof.

     "Board"  means  the  Board  of  Directors  of  the  Company.
      -----

     "Common  Stock" means the common stock, $.00001 par value per share, of the
      -------------
Company.

     "Commission"  means  the  Securities  and  Exchange  Commission.
      ----------

     "Company"  has  the meaning assigned to it in the introductory paragraph of
      -------
this  Agreement.

     "Exchange  Act"  means  the  Securities  Exchange  Act of 1934, as amended.
      -------------

     "Investors" has the meaning assigned to it in the introductory paragraph of
      ---------
this  Agreement.

     "Other  Shares"  has  the  meaning  assigned  to it in Section 4(f) of this
      -------------
Agreement.

     "Person"  includes  any  natural  person,  corporation, trust, association,
      ------
company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

     "Proposed  Registration"  has the meaning assigned to it in Section 4(a) of
      ----------------------
this  Agreement.

     The  terms  "register"  "registered"  and  "registration"  refer  to  a
                  --------    ----------         ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
      ---------------

     2.     Required  Registration.
            ----------------------

          a. At any time after the Closing Date, the Investors may collectively request (the "Request") for the Company to register under the Securities Act all or any portion of the shares of Common Stock held by such requesting Investors for sale in the manner specified in the Request. The Investors may request any amount of Common Stock to be registered. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within 90 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the Investors shall have been entitled to join pursuant to Section 4. The Company shall be obligated to file a registration statement with respect to such Common Stock registered pursuant to this Section 2 as soon as practicable after the date of the Request, but no later than 60 days after such Request.

          b. Following receipt of any Request under this Section 2, the Company shall immediately notify each of the Investors and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such Request, the number of shares of Common Stock specified in such Request. If the Investors initiating the Request hereunder intend to distribute the stock covered by their Request by means of an underwriting, the underwriter will be selected by the Investors owning a majority of the shares of Common Stock subject to such Request and such underwriter shall be reasonably acceptable to the Company. The Company shall not be required to effect a registration pursuant to this Section 2 after the Company has effected two (2) registrations pursuant to this Section 2 that have been declared or ordered effective by the Commission and that cover all shares of Common Stock included in the Request.

          c. The Company shall not be entitled to include in any registration statement referred to in this Section 2 shares of Common Stock to be sold by the Company for its own account. The Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of the Request until the completion of the period of distribution of the registration contemplated thereby. The Company shall have the right to effect a registration pursuant to this Section 2 on Form S-3 (or any comparable or successor form) if the Company is eligible to use such form.

     3.     Form  S-3 Registration.  The Investors may also collectively request
            ----------------------
that the Company file a registration statement on Form S-3 or any comparable or successor form for a sale or public offering of all or any portion of the shares of Common Stock held by such requesting Investors, provided that the reasonably anticipated aggregate price to the public of such offering shall exceed
$500,000. Following receipt of any Request under this Section 3, the Company will use its best efforts to register under the Securities Act on Form S-3 or any comparable or successor form, for public sale in accordance with the method of disposition specified in such Request, the number of shares of Common Stock specified in such Request. Promptly, but in no event more than thirty (30) days following receipt of such Request, the Company will notify each of the Investors and shall include in such registration all shares of Common Stock with respect to which each such Investor has given notice to the Company of such Investor's request for inclusion therein within 20 days after the giving of such Request by the Company. The Company shall not be required to effect a registration pursuant to this Section 3 after the Company has effected two (2) registration pursuant to this Section 3 that has been declared or ordered effective by the Commission and that cover all shares of Common Stock included in the Request.

     4.     Piggyback  Registration.
            -----------------------

          a. Each time that the Company proposes for any reason to register any of its Common Stock under the Securities Act in connection with the proposed offer and sale of its Common Stock for money, either for its own account or on behalf of any other security holder ("Proposed Registration"), the Company shall promptly give written notice of such Proposed Registration to the Investors and shall offer the Investors the right to request inclusion of the shares of Common Stock held by the Investors in the Proposed Registration.

          b. Each Investor shall have 30 days from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Common Stock such Investor intends to sell in the Proposed Registration and the Investor's intended method of disposition.

          c. In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering, the Company shall so advise the Investors as part of the written notice given pursuant to Section 4(a), and any request under Section 4(b) must specify that the shares of Common Stock be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration.

          d. Upon receipt of a written request pursuant to Section 4(b), the Company shall promptly use its best efforts to cause all such shares of Common Stock held by the Investors to be registered under the Securities Act (and included in any related qualifications under blue sky laws or other compliance), to the extent required to permit sale or disposition as set forth in the Proposed Registration.

          e. In the event that the offering is to be an underwritten offering, the Investors proposing to distribute their shares of Common Stock through such underwritten offering agree to enter into an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company.

          f. Notwithstanding the foregoing, if in its good faith judgment, the managing underwriter determines and advises in writing that the inclusion of all shares of Common Stock proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the Investors (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of such securities, then the number of such shares to be included in such underwritten public offering shall be reduced first, (i) by the shares requested to be included in such registration by the
-----
holders  of  Other  Shares,  on a pro rata basis, based upon the number of Other
                                  --------
Shares  sought  to  be registered by each holder, and, if necessary, second (ii)
                                                                     ------
from  the number of shares of Common Stock then owned by the Investors, on a pro
                                                                             ---
rata  basis,  based  upon  the  number  of  shares  of Common Stock sought to be
----
registered  by  the  Investors,  provided,  that, the number of shares of Common
 Stock in the aggregate sought to be registered by the Investors shall not be reduced by more than 25% of the amount of shares requested for registration.

     5.     Preparation  and  Filing.  If  and  whenever the Company is under an
            ------------------------
obligation pursuant to this Agreement to use its best efforts to effect the registration of any Common Stock, the Company shall, as expeditiously as practicable:

          a. prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective in accordance with Section 5(b) hereof;

          b. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (i) the sale of all Common Stock covered thereby, or (ii) the expiration of twelve months from the effective date of the registration statement, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares of Common Stock covered by such registration statement;

          c. furnish to each Investor whose shares of Common Stock are being registered pursuant to this Agreement, such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Investor may reasonably request in order to facilitate the public sale or other disposition of such shares of Common Stock;

          d. use its best efforts to register or qualify the shares of Common Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Investor whose shares of Common Stock are being registered pursuant to this Agreement shall reasonably request within ten
(10) days prior to the original filing of the registration statement and do any and all other acts or things which may be necessary or advisable to enable such Investor to consummate the public sale or other disposition in such jurisdictions of such shares of Common Stock;

          e. at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 5(b) hereof, notify each Investor whose shares of Common Stock are being registered pursuant to this Agreement of the happening of any event as a result of which the prospectus included in such registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such Investor, as promptly as practicable prepare, file and furnish to such Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          f. if the Company has delivered preliminary or final prospectuses to the selling Investors and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Investors and, if requested, the selling Investors shall immediately cease making offers of shares of Common Stock and return all prospectuses to the Company. The Company shall promptly provide the selling Investors with revised prospectuses and, following receipt of the revised prospectuses, the selling Investors shall be free to resume making offers of the shares of Common Stock; and

          g. furnish, at the request of any Investor whose shares of Common Stock are being registered pursuant to this Agreement, on the date that such shares of Common Stock are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Investors holding a majority of the shares of Common Stock being registered, addressed to the underwriters, if any, and to the Investors whose shares of Common Stock are being registered, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Investors holding a majority of the shares of Common Stock being registered, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Investors whose shares are being registered.

     6.     Expenses.  The  Company  shall  pay  all  expenses  incurred  by the
            --------
Company in complying with Sections 2, 3, 4 and 5 of this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and disbursements of the Company's counsel and counsel for the Investors; provided, however, that all underwriting discounts and selling commissions applicable to the shares of Common Stock covered by registration effected pursuant to this Agreement hereof shall be borne by such holder thereof, in proportion to the number of shares of Common Stock sold by such holder.

     7.     Indemnification.
            ---------------

          a. In the event of any registration of any shares of Common Stock under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the selling holder of such shares, each of such holder's officers, directors and partners, each underwriter of such shares, if any, each broker or any other person acting on behalf of such selling holder, if any, who controls any of the foregoing Persons within the meaning of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares of Common Stock were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any shares of Common Stock pursuant to Section 5(d) hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws. The Company shall reimburse (after receipt of appropriate documentation) such selling holder, officer, director, partner, underwriter, broker or other Person acting on behalf of such selling holder and each such controlling Person for any legal or any other out-of-pocket expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable for any indemnity or hold harmless obligation hereunder to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any shares of Common Stock pursuant to Section 5(d) hereof in reliance upon and in conformity with written information furnished to the Company by such selling holder or such underwriter specifically for use in the preparation thereof.

          b. Before shares of Common Stock held by any selling holder shall be included in any registration pursuant to this Agreement, such prospective selling holder and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a)) the Company, each director of the Company, each officer of the Company who signs such registration statement and any Person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such selling holder or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement.

          c. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 7(a) or (b), such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided, however, that, if any indemnified party shall have reasonably
    --------------
concluded  that  there  may  be  one  or  more  legal defenses available to such
    ----
indemnified  party  which are different from or additional to those available to
    ---
the indemnifying party, there is an actual or potential conflict of interest between the indemnified and the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this
Section  7;  provided,  however, that in no event shall any indemnification by a
             ------------------
holder under this subsection exceed the proceeds, net of commissions and income taxes, from the offering received by the holder. The indemnified party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party or parties, which consent shall not be unreasonably withheld. No indemnifying party, in defense of any such claim or litigation, shall, except with the consent of such indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation.

          d. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of shares of Common Stock exercising rights under this Agreement, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling Person in circumstances for which indemnification is provided under this Section 7, then, in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and such holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, (i) no such holder will be required to contribute any amount in excess of the proceeds to it of all shares of Common Stock sold by it pursuant to such registration statement, and (ii) no person or entity who is guilty of fraudulent misrepresentation, within the meaning of Section 12(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

          e. Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the shares of Common Stock, the Company, the selling holders and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this
Section  7  shall  be  deemed  inoperative  for  purposes  of  such  offering.

     8.     Reporting  Requirements  Under the Exchange Act.  The Company agrees
            -----------------------------------------------
to keep effective its registration under the Exchange Act and to file timely such information, documents and reports as the Commission may require or prescribe under the Exchange Act. The Company agrees to file timely (whether or not it shall then be required to do so) such information, documents and reports as the Commission may require or prescribe under the Exchange Act. The Company forthwith upon request agrees to furnish to any Investor (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent annual or quarterly report of the Company, and (c) such other reports and documents filed by the Company with the Commission as such Investor may reasonably request in availing itself of an exemption for the sale of Common Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 8 are
(a) to enable any such Investor to comply with the current public information requirements contained in Rule 144 under the Securities Act should such Investor ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision), and (b) to qualify the Company for the use of registration statements on Form S-3. In addition, the Company agrees to take such other measures and file such other information, documents and reports as shall be required of it hereafter by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision) and the use of Form S-3.

     9.     Shareholder  Information.  The  Company may request each Investor as
            ------------------------
to which any registration is to be effected pursuant to this Agreement to furnish the Company with such information with respect to such Investor and the distribution of such Common Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, and each Investor as to which any registration is to be effected pursuant to this Agreement agrees to furnish the Company with such information.

     10.     Forms.  All  references  in  this  Agreement to particular forms of
             -----
registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

     11.     Termination  of  Rights.  The  rights  of the Investors to register
             -----------------------
shares of Common Stock pursuant to this Agreement, and the Company's obligations to effect such registration, shall terminate as to all of the Company's obligations hereunder on the date on which all shares of Common Stock held by the Investors have been registered under applicable federal and state securities laws. Notwithstanding anything in this Agreement to the contrary, the registration rights of the Investors under this Agreement shall only apply to
(i) the Common Stock issued upon the exercise of the warrants issued to the Investors in connection with the Purchase Agreement, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     12.     Transferability.  The  registration  rights  of the Investors under
             ---------------
this Agreement are not transferable except to (i) any transferee of any Investor's shares of Common Stock initially issued pursuant to the Purchase Agreement, and (ii) any transferee that controls, or is or controlled by, or is under common control with, the transferor or is an officer, director or affiliate of an Investor; provided however, that the Company is given written notice by the transferor at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned and provided further that the transferee agrees in writing to acquire and hold such securities subject to the provisions of this Agreement.

     13.     Granting  of  Registration Rights.  The Company shall not grant any
             ---------------------------------
registration rights superior to those granted hereunder without the prior written consent of the Investors.

     14.     Miscellaneous.
             -------------

          a.     Waivers and Amendments.  This Agreement and the other documents
                 ----------------------
delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, except pursuant to the written consent of the Investors.

          b.     Rights  of  Investors  Inter  Se.  Each Investor shall have the
                 --------------------------------
absolute right to exercise or refrain from exercising any right or rights which such Investor may have by reason of this Agreement, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Investor shall not incur any liability to any other Investor with respect to exercising or refraining from exercising any such right or rights.

          c.     Notices.  All  notices,  requests,  consents  and  other
                 -------
communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first class postage prepaid, registered or certified mail or by a nationally recognized overnight delivery service (such as UPS or Federal Express):

               (1) If to any Investor, at the address set forth on the signature page hereto, or such address as such holder may specify by written notice to the Company, or

               (2) If to the Company, at the present place of business of the Company or at such other location or address as the Company may specify by notice to the Investors, and each such notice, request, consent and other communication shall for all purposes of this Agreement be treated as being effective or having been given when delivered, if delivered personally or by an overnight delivery service, or, if sent by mail, at the earlier of its actual receipt or three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

          d.     Severability.  Should any one or more of the provisions of this
                 ------------
Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          e.     Headings.  The  headings  of  the  sections,  subsections  and
                 --------
paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          f.     Choice  of  Law.  It  is  the intention of the parties that the
                 ---------------
internal substantive laws, and not the laws of conflicts, of the State of Georgia should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     15.     Counterparts.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

                                      THE  COMPANY:
                                      POINTE  COMMUNICATIONS CORPORATION


                                      By:
                                      Name:  Stephen  E.  Raville
                                      Title:  Chief  Executive  Officer
                                      Address: 2839 Paces Ferry Road, Suite 500
                                      Atlanta,  Georgia  30339
                                      Phone:  770-432-6800
                                      Fax:  770-432-7618

                                      INVESTORS:
                                      By:  EGL/NATWEST  VENTURES  USA,  L.P.
                                      By:  EGL  VENTURES,  INC.,  AS  GENERAL
                                      PARTNER

                                      By:
                                      Name:  Salvatore  A.  Massaro
                                      Title:  Vice  President
                                      Address:  3495  Piedmont  Road
                                      Building  Ten,  Suite  412
                                      Atlanta,  Georgia  30305
                                      Phone:  404-949-8300
                                      Fax:  404-949-8311

                                      By:  EGL  EQUITY  PARTNERS  III,  L.P.
                                      By:  EGL  INVESTMENTS,  L.P.,  AS
                                      GENERAL  PARTNER
                                      By:  EGL  GP,  INC.,  AS  GENERAL
                                      PARTNER

                                      By:
                                      Name:  Salvatore  A.  Massaro
                                      Title:  Vice  President
                                      Address:  3495  Piedmont  Road
                                      Building  Ten,  Suite  412
                                      Atlanta,  Georgia  30305
                                      Phone:  404-949-8300
                                      Fax:  404-949-8311


                                      By:  EGL  EQUITY  PARTNERS  III,  L.P.
                                      By:  EGL  INVESTMENTS,  L.P.,  AS
                                      GENERAL  PARTNER
                                      By:  EGL  GP,  INC.,  AS  GENERAL
                                      PARTNER


                                      By:
                                      Name:  Salvatore  A.  Massaro
                                      Title:  Vice  President
                                      Address:  3495  Piedmont  Road
                                      Building  Ten,  Suite  412
                                      Atlanta,  Georgia  30305
                                      Phone:  404-949-8300
                                      Fax:  404-949-8311

                               SCHEDULE 1INVESTORS
EGL/NATWEST  VENTURES  USA,  L.P.
3495  Piedmont  Road
Ten  Piedmont  Center,  Suite  412
Atlanta,  Georgia  30305

EGL  EQUITY  PARTNERS  III,  L.P.
3495  Piedmont  Road
Ten  Piedmont  Center,  Suite  412
Atlanta,  Georgia  30305

EGL  EQUITY  OFFSHORE  PARTNERS  III,  L.P.
3495  Piedmont  Road
Ten  Piedmont  Center,  Suite  412
Atlanta,  Georgia  30305

                                 PROMISSORY NOTE
                                 ---------------

$1,582,500                                                       March  8,  1999

     For value received, Pointe Communications Corporation, a Nevada corporation (the "Maker") promises to pay to the order of EGL/Natwest Ventures USA, L.P., a
       -----
Delaware  limited  partnership ("EGL") at such place as is designated in writing
                                 ---
by  the  holder  of  this  Note, the aggregate principal sum of One Million Five
Hundred Eighty Two Thousand Five Hundred Dollars and no cents ($1,582,500) together with interest thereon calculated from the date hereof in accordance with the provisions of this Note. The Maker's obligations under this Note shall be senior to all of Maker's obligations under any of its unsecured indebtedness (or guarantees of indebtedness).

     1.     Payment  of  Interest.  Interest  shall  accrue  on  the outstanding
            ---------------------
principal amount of this Note at a rate equal to 10%. All accrued interest shall be due and payable on the date on which the final principal amount on this
Note is paid. Interest will accrue on any principal payment due under this Note and, to the extent permitted by applicable law, on any interest which has not been paid on the date on which it is payable until such time as payment therefor is actually delivered to the holder hereof.

     2.     Payment of Principal.  The Maker shall repay the principal amount of
            --------------------
$1,582,500 (or such lesser amount as may then be outstanding), together with all accrued and unpaid interest thereon, to the holder hereof on the earlier of (i) July 6, 1999, (ii) the date on which the Maker obtains permanent (i.e. repayment or redemption of which is not required within one year) equity financing of at least Five Million Dollars ($5,000,000.00) ("Permanent Financing"), or (iii) the
                                             -------------------
date on which an Event of Default (as such term is defined in Section 4 hereof) occurs. The Maker shall give written notice ten (10) business days prior to consummating such Permanent Financing.
3.     Prepayments.  The  Maker  may,  at any time and from time to time without
       -----------
premium or penalty, prepay all or any portion of the outstanding principal amount of this Note; provided that the Maker simultaneously pays all interest on this Note accrued and unpaid through the date of such prepayment.

4.     Events  of  Default.  It  shall be an "Event of Default" hereunder if the
       -------------------
Maker shall (i) fail to repay when due any amounts owed hereunder or shall otherwise breach any of its obligations under this Note, or under the Note and Warrant Purchase Agreement or any other document, instrument or agreement executed in connection herewith (collectively the "Loan Documents"), or if any representation of warranty made by or on behalf of the Maker in the Loan Documents shall have been false in any material respect when made, (ii) if the Maker shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Maker shall make a general assignment for the benefit of its creditors,
(iii) there shall be commenced against the Maker any case, proceeding or other action of a nature referred to in clause (ii) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 15 days, (iv) there shall be commenced against the Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 15 days from entry thereof, (v) the Maker shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (ii), (iii) or (iv) above, or (vi) the Maker shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

5.     Option.  Upon  receiving  notice,  EGL  can  elect by delivery of written
       ------
notice to the Maker to convert all or any portion of the principal or accrued but unpaid interest of this Note into securities issued in connection with a Permanent Financing or an independent equity financing; it being understood that EGL shall have the right to participate in any such Permanent Financing or independent equity financing and shall have the right to purchase each class of securities offered in such Permanent Financing or independent equity financing pro rata according to the amount invested in each such class.

     6.     Default  Interest  Rate.  If  the Maker fails to repay the principal
            -----------------------
amount, and accrued but unpaid interest thereon, due hereunder in accordance with the terms hereof, in addition to all of EGL's rights and remedies available under applicable law, the interest rate on this Note shall increase immediately by an increment of two (2) percentage points.

     7.     Cancellation.  After  all principal and accrued interest at any time
            ------------
owed on this Note has been paid in full, this Note shall be surrendered to the Maker for cancellation and shall not be reissued.

     8.     Costs  of  Collection.  In  the  event  the  Maker  fails to pay any
            ---------------------
amounts due hereunder when due, the Maker shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys' fees.

     9.     Waivers.  The  Maker,  or  its successors and assigns, hereby waives
            -------
diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Maker hereunder. In any action on this Note, the holder hereof need not produce or file the original of this Note, but need only file a photocopy of this Note certified by the holder hereof to be a true and correct copy of this Note.

     10.     Remedies.  All  rights  and  remedies  of EGL, whether provided for
             --------
herein or conferred by law, are cumulative and concurrent and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by EGL of any or all other rights, powers or remedies.

     11.     Notice.  All  notices,  demands or other communications to be given
             ------
or delivered under or by reason of the provisions of this Note shall be in writing and shall be deemed to have been given if (i) delivered personally to the recipient, (ii) mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or (iii) sent to the recipient by reputable overnight courier services (charges prepaid).

     If  to  EGL:
     -----------

     EGL/Natwest  Ventures  USA,  L.P.
     3495  Piedmont  Road
     Ten  Piedmont  Center,  Suite  412
     Atlanta,  Georgia  30305
     Attn:  Salvatore  A.  Massaro
     Fax  Number  (404)  949-8311
     Confirm  Number  (404)  949-8300

     with  a  copy,  which  will  not  constitute  notice  to  EGL,  to:
     -------------------------------------------------------------------

     Alston  &  Bird
     One  Atlantic  Center
     1201  West  Peachtree  Street
     Atlanta,  Georgia  30309-3424
     Attention:  B.  Lynn  Walsh
     Fax  Number  (404)  881-7777
     Confirm  Number  (404)  881-7185


     If  to  Pointe  Communications  Corporation:
     --------------------------------------------

     Pointe  Communications  Corporation
     2839  Paces  Ferry  Road,  Suite  500
     Atlanta,  Georgia  30339
     Attn:  Patrick  E.  Delaney
     Fax  Number
     Confirm  Number  (770)  432-6800

     With  a  copy  to
     -----------------

     Charles  M.  Cushing,  Jr.
     229  Peachtree  Street,  Suite  2110
     Atlanta,  GA  30303
     Fax:  404-658-9865

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

All such notices, request, demands, waivers and other communications shall be deemed to have been received (i) if by personal delivery on the date after such delivery, (ii) if by certified or registered mail, on the seventh business day after the mailing thereof and (iii) if by next-day or overnight mail or delivery, on the day delivered.

     12.     Usury  Laws.  It  is  the  intention of the Maker and the holder of
             -----------
this Note to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated or this Note is prepaid, whether by voluntary prepayment by the Maker or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Maker or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Maker.

13.     Governing  Law.  All questions concerning the construction, validity and
        --------------
interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Georgia.

     14.     Note  Transferable.  This  Note, the indebtedness evidenced hereby,
             ------------------
and all rights hereunder are transferable, in whole or in part, without charge, upon surrender of this Note at the principal office of the Company for new notes of like tenor representing in the aggregate the indebtedness hereunder, and each of such new notes shall represent such portion of such rights as is designated by the holder of this Note at the time of such surrender. The date the Company initially issues this Note as set forth first above shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new notes representing the rights formerly represented by this Note shall be issued.


     IN WITNESS WHEREOF, this Note is executed as of the date first written above.

                                POINTE  COMMUNICATIONS  CORPORATION


                                By:_______________________________________

                                Its:_______________________________________

                                 PROMISSORY NOTE
                                 ---------------

$1,125,500                                                       March  8,  1999

     For value received, Pointe Communications Corporation, a Nevada corporation (the "Maker") promises to pay to the order of EGL Equity Partners III, L.P., a
       -----
Delaware  limited  partnership ("EGL") at such place as is designated in writing
                                 ---
by  the  holder  of  this  Note,  the aggregate principal sum of One Million One
Hundred Twenty Five Thousand Five Hundred Dollars and no cents ($1,125,500) together with interest thereon calculated from the date hereof in accordance with the provisions of this Note. The Maker's obligations under this Note shall be senior to all of Maker's obligations under any of its unsecured indebtedness (or guarantees of indebtedness).

     1.     Payment  of  Interest.  Interest  shall  accrue  on  the outstanding
            ---------------------
principal amount of this Note at a rate equal to 10%. All accrued interest shall be due and payable on the date on which the final principal amount on this
Note is paid. Interest will accrue on any principal payment due under this Note and, to the extent permitted by applicable law, on any interest which has not been paid on the date on which it is payable until such time as payment therefor is actually delivered to the holder hereof.

     2.     Payment of Principal.  The Maker shall repay the principal amount of
            --------------------
$1,125,500 (or such lesser amount as may then be outstanding), together with all accrued and unpaid interest thereon, to the holder hereof on the earlier of (i) July 6, 1999, (ii) the date on which the Maker obtains permanent (i.e. repayment or redemption of which is not required within one year) equity financing of at least Five Million Dollars ($5,000,000.00) ("Permanent Financing"), or (iii) the
                                             -------------------
date on which an Event of Default (as such term is defined in Section 4 hereof) occurs. The Maker shall give written notice ten (10) business days prior to consummating such Permanent Financing.
3.     Prepayments.  The  Maker  may,  at any time and from time to time without
       -----------
premium or penalty, prepay all or any portion of the outstanding principal amount of this Note; provided that the Maker simultaneously pays all interest on this Note accrued and unpaid through the date of such prepayment.

4.     Events  of  Default.  It  shall be an "Event of Default" hereunder if the
       -------------------
Maker shall (i) fail to repay when due any amounts owed hereunder or shall otherwise breach any of its obligations under this Note, or under the Note and Warrant Purchase Agreement or any other document, instrument or agreement executed in connection herewith (collectively the "Loan Documents"), or if any representation of warranty made by or on behalf of the Maker in the Loan Documents shall have been false in any material respect when made, (ii) if the Maker shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Maker shall make a general assignment for the benefit of its creditors,
(iii) there shall be commenced against the Maker any case, proceeding or other action of a nature referred to in clause (ii) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 15 days, (iv) there shall be commenced against the Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 15 days from entry thereof, (v) the Maker shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (ii), (iii) or (iv) above, or (vi) the Maker shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

5.     Option.  Upon  receiving  notice,  EGL  can  elect by delivery of written
       ------
notice to the Maker to convert all or any portion of the principal or accrued but unpaid interest of this Note into securities issued in connection with a Permanent Financing or an independent equity financing; it being understood that EGL shall have the right to participate in any such Permanent Financing or independent equity financing and shall have the right to purchase each class of securities offered in such Permanent Financing or independent equity financing pro rata according to the amount invested in each such class.

     6.     Default  Interest  Rate.  If  the Maker fails to repay the principal
            -----------------------
amount, and accrued but unpaid interest thereon, due hereunder in accordance with the terms hereof, in addition to all of EGL's rights and remedies available under applicable law, the interest rate on this Note shall increase immediately by an increment of two (2) percentage points.

     7.     Cancellation.  After  all principal and accrued interest at any time
            ------------
owed on this Note has been paid in full, this Note shall be surrendered to the Maker for cancellation and shall not be reissued.

     8.     Costs  of  Collection.  In  the  event  the  Maker  fails to pay any
            ---------------------
amounts due hereunder when due, the Maker shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys' fees.

     9.     Waivers.  The  Maker,  or  its successors and assigns, hereby waives
            -------
diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Maker hereunder. In any action on this Note, the holder hereof need not produce or file the original of this Note, but need only file a photocopy of this Note certified by the holder hereof to be a true and correct copy of this Note.

     10.     Remedies.  All  rights  and  remedies  of EGL, whether provided for
             --------
herein or conferred by law, are cumulative and concurrent and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by EGL of any or all other rights, powers or remedies.

     11.     Notice.  All  notices,  demands or other communications to be given
             ------
or delivered under or by reason of the provisions of this Note shall be in writing and shall be deemed to have been given if (i) delivered personally to the recipient, (ii) mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or (iii) sent to the recipient by reputable overnight courier services (charges prepaid).

     If  to  EGL:
     -----------

     EGL  Equity  Partners  III,  L.P.
     3495  Piedmont  Road
     Ten  Piedmont  Center,  Suite  412
     Atlanta,  Georgia  30305
     Attn:  Salvatore  A.  Massaro
     Fax  Number  (404)  949-8311
     Confirm  Number  (404)  949-8300

     with  a  copy,  which  will  not  constitute  notice  to  EGL,  to:
     -------------------------------------------------------------------

     Alston  &  Bird
     One  Atlantic  Center
     1201  West  Peachtree  Street
     Atlanta,  Georgia  30309-3424
     Attention:  B.  Lynn  Walsh
     Fax  Number  (404)  881-7777
     Confirm  Number  (404)  881-7185


     If  to  Pointe  Communications  Corporation:
     --------------------------------------------

     Pointe  Communications  Corporation
     2839  Paces  Ferry  Road,  Suite  500
     Atlanta,  Georgia  30339
     Attn:  Patrick  E.  Delaney
     Fax  Number
     Confirm  Number  (770)  432-6800

     With  a  copy  to
     -----------------

     Charles  M.  Cushing,  Jr.
     229  Peachtree  Street,  Suite  2110
     Atlanta,  GA  30303
     Fax:  404-658-9865

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

All such notices, request, demands, waivers and other communications shall be deemed to have been received (i) if by personal delivery on the date after such delivery, (ii) if by certified or registered mail, on the seventh business day after the mailing thereof and (iii) if by next-day or overnight mail or delivery, on the day delivered.

     12.     Usury  Laws.  It  is  the  intention of the Maker and the holder of
             -----------
this Note to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated or this Note is prepaid, whether by voluntary prepayment by the Maker or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Maker or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Maker.

13.     Governing  Law.  All questions concerning the construction, validity and
        --------------
interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Georgia.

     14.     Note  Transferable.  This  Note, the indebtedness evidenced hereby,
             ------------------
and all rights hereunder are transferable, in whole or in part, without charge, upon surrender of this Note at the principal office of the Company for new notes of like tenor representing in the aggregate the indebtedness hereunder, and each of such new notes shall represent such portion of such rights as is designated by the holder of this Note at the time of such surrender. The date the Company initially issues this Note as set forth first above shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new notes representing the rights formerly represented by this Note shall be issued.


     IN WITNESS WHEREOF, this Note is executed as of the date first written above.

                                 POINTE  COMMUNICATIONS  CORPORATION


                                 By:_______________________________________

                                 Its:_______________________________________

                                 PROMISSORY NOTE
                                 ---------------

$2,292,000                                                       March  8,  1999

     For value received, Pointe Communications Corporation, a Nevada corporation (the "Maker") promises to pay to the order of EGL Equity Offshore Partners III,
       -----
L.P.,  a  Cayman  Islands  limited  partnership  ("EGL")  at  such  place  as is
                                                   ---
designated in writing by the holder of this Note, the aggregate principal sum of Two Million Two Hundred Ninety Two Thousand Dollars and no cents ($2,292,000) together with interest thereon calculated from the date hereof in accordance with the provisions of this Note. The Maker's obligations under this Note shall be senior to all of Maker's obligations under any of its unsecured indebtedness (or guarantees of indebtedness).

     1.     Payment  of  Interest.  Interest  shall  accrue  on  the outstanding
            ---------------------
principal amount of this Note at a rate equal to 10%. All accrued interest shall be due and payable on the date on which the final principal amount on this
Note is paid. Interest will accrue on any principal payment due under this Note and, to the extent permitted by applicable law, on any interest which has not been paid on the date on which it is payable until such time as payment therefor is actually delivered to the holder hereof.

     2.     Payment of Principal.  The Maker shall repay the principal amount of
            --------------------
$2,292,000 (or such lesser amount as may then be outstanding), together with all accrued and unpaid interest thereon, to the holder hereof on the earlier of (i) July 6, 1999, (ii) the date on which the Maker obtains permanent (i.e. repayment or redemption of which is not required within one year) equity financing of at least Five Million Dollars ($5,000,000.00) ("Permanent Financing"), or (iii) the
                                             -------------------
date on which an Event of Default (as such term is defined in Section 4 hereof) occurs. The Maker shall give written notice ten (10) business days prior to consummating such Permanent Financing.
3.     Prepayments.  The  Maker  may,  at any time and from time to time without
       -----------
premium or penalty, prepay all or any portion of the outstanding principal amount of this Note; provided that the Maker simultaneously pays all interest on this Note accrued and unpaid through the date of such prepayment.

4.     Events  of  Default.  It  shall be an "Event of Default" hereunder if the
       -------------------
Maker shall (i) fail to repay when due any amounts owed hereunder or shall otherwise breach any of its obligations under this Note, or under the Note and Warrant Purchase Agreement or any other document, instrument or agreement executed in connection herewith (collectively the "Loan Documents"), or if any representation of warranty made by or on behalf of the Maker in the Loan Documents shall have been false in any material respect when made, (ii) if the Maker shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Maker shall make a general assignment for the benefit of its creditors,
(iii) there shall be commenced against the Maker any case, proceeding or other action of a nature referred to in clause (ii) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 15 days, (iv) there shall be commenced against the Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 15 days from entry thereof, (v) the Maker shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (ii), (iii) or (iv) above, or (vi) the Maker shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

5.     Option.  Upon  receiving  notice,  EGL  can  elect by delivery of written
       ------
notice to the Maker to convert all or any portion of the principal or accrued but unpaid interest of this Note into securities issued in connection with a Permanent Financing or an independent equity financing; it being understood that EGL shall have the right to participate in any such Permanent Financing or independent equity financing and shall have the right to purchase each class of securities offered in such Permanent Financing or independent equity financing pro rata according to the amount invested in each such class.

     6.     Default  Interest  Rate.  If  the Maker fails to repay the principal
            -----------------------
amount, and accrued but unpaid interest thereon, due hereunder in accordance with the terms hereof, in addition to all of EGL's rights and remedies available under applicable law, the interest rate on this Note shall increase immediately by an increment of two (2) percentage points.

     7.     Cancellation.  After  all principal and accrued interest at any time
            ------------
owed on this Note has been paid in full, this Note shall be surrendered to the Maker for cancellation and shall not be reissued.

     8.     Costs  of  Collection.  In  the  event  the  Maker  fails to pay any
            ---------------------
amounts due hereunder when due, the Maker shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys' fees.

     9.     Waivers.  The  Maker,  or  its successors and assigns, hereby waives
            -------
diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Maker hereunder. In any action on this Note, the holder hereof need not produce or file the original of this Note, but need only file a photocopy of this Note certified by the holder hereof to be a true and correct copy of this Note.

     10.     Remedies.  All  rights  and  remedies  of EGL, whether provided for
             --------
herein or conferred by law, are cumulative and concurrent and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by EGL of any or all other rights, powers or remedies.

     11.     Notice.  All  notices,  demands or other communications to be given
             ------
or delivered under or by reason of the provisions of this Note shall be in writing and shall be deemed to have been given if (i) delivered personally to the recipient, (ii) mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or (iii) sent to the recipient by reputable overnight courier services (charges prepaid).

     If  to  EGL:
     -----------

     EGL  Equity  Offshore  Partners  III,  L.P.
     3495  Piedmont  Road
     Ten  Piedmont  Center,  Suite  412
     Atlanta,  Georgia  30305
     Attn:  Salvatore  A.  Massaro
     Fax  Number  (404)  949-8311
     Confirm  Number  (404)  949-8300

     with  a  copy,  which  will  not  constitute  notice  to  EGL,  to:
     -------------------------------------------------------------------

     Alston  &  Bird
     One  Atlantic  Center
     1201  West  Peachtree  Street
     Atlanta,  Georgia  30309-3424
     Attention:  B.  Lynn  Walsh
     Fax  Number  (404)  881-7777
     Confirm  Number  (404)  881-7185


     If  to  Pointe  Communications  Corporation:
     --------------------------------------------

     Pointe  Communications  Corporation
     2839  Paces  Ferry  Road,  Suite  500
     Atlanta,  Georgia  30339
     Attn:  Patrick  E.  Delaney
     Fax  Number
     Confirm  Number  (770)  432-6800

     With  a  copy  to
     -----------------

     Charles  M.  Cushing,  Jr.
     229  Peachtree  Street,  Suite  2110
     Atlanta,  GA  30303
     Fax:  404-658-9865

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

All such notices, request, demands, waivers and other communications shall be deemed to have been received (i) if by personal delivery on the date after such delivery, (ii) if by certified or registered mail, on the seventh business day after the mailing thereof and (iii) if by next-day or overnight mail or delivery, on the day delivered.

     12.     Usury  Laws.  It  is  the  intention of the Maker and the holder of
             -----------
this Note to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated or this Note is prepaid, whether by voluntary prepayment by the Maker or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Maker or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Maker.

13.     Governing  Law.  All questions concerning the construction, validity and
        --------------
interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Georgia.

     14.     Note  Transferable.  This  Note, the indebtedness evidenced hereby,
             ------------------
and all rights hereunder are transferable, in whole or in part, without charge, upon surrender of this Note at the principal office of the Company for new notes of like tenor representing in the aggregate the indebtedness hereunder, and each of such new notes shall represent such portion of such rights as is designated by the holder of this Note at the time of such surrender. The date the Company initially issues this Note as set forth first above shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new notes representing the rights formerly represented by this Note shall be issued.


     IN WITNESS WHEREOF, this Note is executed as of the date first written above.

                                  POINTE  COMMUNICATIONS  CORPORATION


                                  By:_______________________________________

                                  Its:_______________________________________

This Warrant was originally issued on March 8, 1999 and such issuance was not registered under the Securities Act of 1933, as amended, or the securities laws of any state. If reasonably requested by Company counsel, no transfer of this Warrant shall be made except in connection with an opinion from Registered Holder's counsel, acceptable to counsel for the Company, that such transfer is exempt from federal and state registration.


                        POINTE COMMUNICATIONS CORPORATION

                             STOCK PURCHASE WARRANT
                             ----------------------


Date  of  Issuance:  March  8,  1999                      Certificate  No.  W-__

     FOR VALUE RECEIVED, Pointe Communications Corporation, a Nevada corporation (the "Company"), hereby grants to EGL/Natwest Ventures USA, L.P., a Delaware limited partnership, or its registered assigns (the "Registered Holder"), the right to purchase from the Company 1,582,500 shares of the Company's Common
Stock at a price per share of $1.00 (as adjusted from time to time hereunder, the "Exercise Price"). This Warrant is being granted to the Registered Holder in connection with and, in consideration for the $1,582,500 loan the Registered Holder is making to the Company contemporaneously with the issuance of this Warrant. Certain capitalized terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This  Warrant  is  subject  to  the  following  provisions:

     Section  1.  Exercise  of  Warrant.
                  ---------------------

     1A.     Exercise  Period.  The  Registered Holder may exercise, in whole or
             ----------------
in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time until the earlier of (i) November 8, 1999, or (ii) the date in which the Registered Holder elects to convert all of the principal and accrued but unpaid interest into securities of the Company in accordance with Section 5 of that certain Promissory Note, of even date herewith, issued by the Company in favor of the Registered Holder (the "Exercise Period").

1B.     Exercise  Procedure.
        -------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

     (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

     (b)     this  Warrant;

     (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing
                                                    ----------
the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

     (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of debt or equity securities of the Company or any of its wholly-owned Subsidiaries having a Market Price equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

          (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

          (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange (except for "restricted stock" rules and requirements) upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of autho-rized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

     1C.     Exercise  Agreement.  Upon  any  exercise  of  this  Warrant,  the
             -------------------
Exercise  Agreement  shall  be  substantially in the form set forth in Exhibit I
                                                                       ---------
hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

     1D.     Fractional  Shares.  If  a  fractional share of Common Stock would,
             ------------------
but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

     Section 2.  Adjustment of Exercise Price and Number of Shares.  In order to
                 -------------------------------------------------
prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section  2.

     2A.     Adjustment  of Exercise Price and Number of Shares upon Issuance of
             -------------------------------------------------------------------
Common  Stock.  If  and whenever the Company issues or sells (except pursuant to
-------------
exercised options, warrants or similar instruments outstanding as of the date hereof), or in accordance with paragraph 2B is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issue or sale the Exercise Price shall be reduced to the lowest net price per share at which such share of Common Stock has been issued or sold or is deemed to have been issued or sold. Upon each such adjustment of the Exercise Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     2B.     Effect  on  Exercise  Price  of  Certain  Events.  For  purposes of
             ------------------------------------------------
determining the adjusted Exercise Price under paragraph 2A, the following shall be applicable:

          (i)     Issuance  of  Rights  or  Options.  If  subsequent to the date
                  ---------------------------------
hereof the Company in any manner grants or sells any Options and the lowest price per share for which any one share of Common Stock is issuable upon the exercise of any such Option, or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option, is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Option, then such share of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion or exchange of the Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Security.

          (ii)     Issuance  of  Convertible  Securities.  If  subsequent to the
                   -------------------------------------
date hereof the Company in any manner issues or sells any Convertible Security and the lowest price per share for which any one share of Common Stock is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then such share or shares of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For the purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance of the Convertible Security and upon the conversion or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 2, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          (iii)     Change  in Option Price or Conversion Rate.  If the purchase
                    ------------------------------------------
price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable hereunder shall be correspondingly adjusted. For purposes of this paragraph 2B, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

          (iv)     Treatment  of  Expired  Options  and  Unexercised Convertible
                   -------------------------------------------------------------
Securities.  Upon  the  expiration of any Option or the termination of any right
----------
to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect shall be adjusted immediately to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

          (v)     Calculation  of  Consideration Received.  If any Common Stock,
                  ---------------------------------------
Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holders of the Warrants representing a majority of the shares of Common Stock obtainable upon exercise of such Warrants. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of such Warrants. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

          (vi)     Treasury  Shares.  The  number  of  shares  of  Common  Stock
                   ----------------
outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

          (vii)     Record  Date.  If  the Company takes a record of the holders
                    ------------
of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     2C.     Subdivision  or Combination of Common Stock.  If the Company at any
             -------------------------------------------
time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

     2D.     Reorganization,  Reclassification,  Consolidation,  Merger or Sale.
             ------------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by appropriate written instrument the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     2E.     Certain  Events.  If  any  event occurs of the type contemplated by
             ---------------
the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 2.

     2F.     Notices.
             -------

          (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth the adjustment in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

     Section  3.  Purchase Rights.  If at any time the Company grants, issues or
                  ---------------
sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     Section  4.  Definitions.  The  following  terms  have  meanings  set forth
                  -----------
below:

     "Common  Stock"  means  the  Company's  Common Stock, .00001 par value, and
      -------------
except for purposes of the shares obtainable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

     "Convertible  Securities"  means  any  stock  or  securities  (directly  or
      -----------------------
indirectly)  convertible  into  or  exchangeable  for  Common  Stock.
      -

     "Market  Price"  means as to any security the average of the closing prices
      -------------
of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

     "Options"  means  any rights or options to subscribe for or purchase Common
      -------
Stock  or  Convertible  Securities.

     "Person"  means  an  individual,  a  partnership,  a  joint  venture,  a
      ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

     "The  Warrant"  or "this Warrant" means this Warrant and any other warrants
      ------------       ------------
exchanged  directly  or  indirectly  for  all  or  a  portion  of  this Warrant.

     Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement, dated as of the date hereof, between the Company and the Registered Holder.

     Section 5.  No Voting Rights; Limitations of Liability.  This Warrant shall
                 ------------------------------------------
not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

     Section  6.  Warrant  Transferable.  Subject  to  the  transfer  conditions
                  ---------------------
referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.
    -----------

     Section 7.  Warrant Exchangeable for Different Denominations.  This Warrant
                 ------------------------------------------------
is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

     Section  8.  Replacement.  Upon receipt of evidence reasonably satisfactory
                  -----------
to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section  9.  Notices.  Except  as  otherwise expressly provided herein, all
                  -------
notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

     Section  10.  Amendment  and  Waiver.  Except as otherwise provided herein,
                   ----------------------
the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of the Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of the Warrants.

     Section 11.  Descriptive Headings; Governing Law.  The descriptive headings
                  -----------------------------------
of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its Stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Georgia without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Georgia.


                                *  *  *  *  *  *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                              POINTE  COMMUNICATIONS  CORPORATION


                                   By:

                                   Its:

[Corporate  Seal]

Attest:


______________________________
Title:   ________________________

                                                                       EXHIBIT I

                               EXERCISE AGREEMENT
                               ------------------

To:     Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                   Signature

                                   Address



                                                                      EXHIBIT II

                                   ASSIGNMENT
                                   ----------

     FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Names of Assignee  Address  No. of Shares
-----------------  -------  -------------






                                   Signature
                                             ---------------------


                                   Witness
                                             ---------------------

This Warrant was originally issued on March 8, 1999 and such issuance was not registered under the Securities Act of 1933, as amended, or the securities laws of any state. If reasonably requested by Company counsel, no transfer of this Warrant shall be made except in connection with an opinion from Registered Holder's counsel, acceptable to counsel for the Company, that such transfer is exempt from federal and state registration.


                        POINTE COMMUNICATIONS CORPORATION

                             STOCK PURCHASE WARRANT
                             ----------------------


Date  of  Issuance:  March  8,  1999                      Certificate  No.  W-__

     FOR VALUE RECEIVED, Pointe Communications Corporation, a Nevada corporation (the "Company"), hereby grants to EGL Equity Partners III, L.P., a Delaware limited partnership, or its registered assigns (the "Registered Holder"), the right to purchase from the Company 1,125,500 shares of the Company's Common
Stock at a price per share of $1.00 (as adjusted from time to time hereunder, the "Exercise Price"). This Warrant is being granted to the Registered Holder in connection with and, in consideration for the $1,125,500 loan the Registered Holder is making to the Company contemporaneously with the issuance of this Warrant. Certain capitalized terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This  Warrant  is  subject  to  the  following  provisions:

     Section  1.  Exercise  of  Warrant.
                  ---------------------

     1A.     Exercise  Period.  The  Registered Holder may exercise, in whole or
             ----------------
in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time until the earlier of (i) November 8, 1999, or (ii) the date in which the Registered Holder elects to convert all of the principal and accrued but unpaid interest into securities of the Company in accordance with Section 5 of that certain Promissory Note, of even date herewith, issued by the Company in favor of the Registered Holder (the "Exercise Period").

1B.     Exercise  Procedure.
        -------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

     (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

     (b)     this  Warrant;

     (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing
                                                    ----------
the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

     (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of debt or equity securities of the Company or any of its wholly-owned Subsidiaries having a Market Price equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

          (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

          (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange (except for "restricted stock" rules and requirements) upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of autho-rized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

     1C.     Exercise  Agreement.  Upon  any  exercise  of  this  Warrant,  the
             -------------------
Exercise  Agreement  shall  be  substantially in the form set forth in Exhibit I
                                                                       ---------
hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

     1D.     Fractional  Shares.  If  a  fractional share of Common Stock would,
             ------------------
but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

     Section 2.  Adjustment of Exercise Price and Number of Shares.  In order to
                 -------------------------------------------------
prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section  2.

     2A.     Adjustment  of Exercise Price and Number of Shares upon Issuance of
             -------------------------------------------------------------------
Common  Stock.  If  and whenever the Company issues or sells (except pursuant to
-------------
exercised options, warrants or similar instruments outstanding as of the date hereof), or in accordance with paragraph 2B is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issue or sale the Exercise Price shall be reduced to the lowest net price per share at which such share of Common Stock has been issued or sold or is deemed to have been issued or sold. Upon each such adjustment of the Exercise Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     2B.     Effect  on  Exercise  Price  of  Certain  Events.  For  purposes of
             ------------------------------------------------
determining the adjusted Exercise Price under paragraph 2A, the following shall be applicable:

          (i)     Issuance  of  Rights  or  Options.  If  subsequent to the date
                  ---------------------------------
hereof the Company in any manner grants or sells any Options and the lowest price per share for which any one share of Common Stock is issuable upon the exercise of any such Option, or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option, is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Option, then such share of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion or exchange of the Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Security.

          (ii)     Issuance  of  Convertible  Securities.  If  subsequent to the
                   -------------------------------------
date hereof the Company in any manner issues or sells any Convertible Security and the lowest price per share for which any one share of Common Stock is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then such share or shares of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For the purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance of the Convertible Security and upon the conversion or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 2, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          (iii)     Change  in Option Price or Conversion Rate.  If the purchase
                    ------------------------------------------
price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable hereunder shall be correspondingly adjusted. For purposes of this paragraph 2B, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

          (iv)     Treatment  of  Expired  Options  and  Unexercised Convertible
                   -------------------------------------------------------------
Securities.  Upon  the  expiration of any Option or the termination of any right
----------
to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect shall be adjusted immediately to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

          (v)     Calculation  of  Consideration Received.  If any Common Stock,
                  ---------------------------------------
Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holders of the Warrants representing a majority of the shares of Common Stock obtainable upon exercise of such Warrants. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of such Warrants. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

          (vi)     Treasury  Shares.  The  number  of  shares  of  Common  Stock
                   ----------------
outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

          (vii)     Record  Date.  If  the Company takes a record of the holders
                    ------------
of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     2C.     Subdivision  or Combination of Common Stock.  If the Company at any
             -------------------------------------------
time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

     2D.     Reorganization,  Reclassification,  Consolidation,  Merger or Sale.
             ------------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by appropriate written instrument the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     2E.     Certain  Events.  If  any  event occurs of the type contemplated by
             ---------------
the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 2.

     2F.     Notices.
             -------

          (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth the adjustment in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

     Section  3.  Purchase Rights.  If at any time the Company grants, issues or
                  ---------------
sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     Section  4.  Definitions.  The  following  terms  have  meanings  set forth
                  -----------
below:

     "Common  Stock"  means  the  Company's  Common Stock, .00001 par value, and
      -------------
except for purposes of the shares obtainable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

     "Convertible  Securities"  means  any  stock  or  securities  (directly  or
      -----------------------
indirectly)  convertible  into  or  exchangeable  for  Common  Stock.

     "Market  Price"  means as to any security the average of the closing prices
      -------------
of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

     "Options"  means  any rights or options to subscribe for or purchase Common
      -------
Stock  or  Convertible  Securities.

     "Person"  means  an  individual,  a  partnership,  a  joint  venture,  a
      ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

     "The  Warrant"  or "this Warrant" means this Warrant and any other warrants
      ------------       ------------
exchanged  directly  or  indirectly  for  all  or  a  portion  of  this Warrant.

     Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement, dated as of the date hereof, between the Company and the Registered Holder.

     Section 5.  No Voting Rights; Limitations of Liability.  This Warrant shall
                 ------------------------------------------
not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

     Section  6.  Warrant  Transferable.  Subject  to  the  transfer  conditions
                  ---------------------
referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.
    -----------

     Section 7.  Warrant Exchangeable for Different Denominations.  This Warrant
                 ------------------------------------------------
is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

     Section  8.  Replacement.  Upon receipt of evidence reasonably satisfactory
                  -----------
to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section  9.  Notices.  Except  as  otherwise expressly provided herein, all
                  -------
notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

     Section  10.  Amendment  and  Waiver.  Except as otherwise provided herein,
                   ----------------------
the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of the Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of the Warrants.

     Section 11.  Descriptive Headings; Governing Law.  The descriptive headings
                  -----------------------------------
of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its Stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Georgia without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Georgia.


                               *  *  *  *  *  *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                              POINTE  COMMUNICATIONS  CORPORATION


                                   By:

                                   Its:

[Corporate  Seal]

Attest:


______________________________
Title:   ________________________

     EXHIBIT  I

     EXERCISE  AGREEMENT
     -------------------

To:     Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                   Signature

                                   Address



                                                                      EXHIBIT II

                                   ASSIGNMENT
                                   ----------

     FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Names of Assignee  Address  No. of Shares
-----------------  -------  -------------






                                   Signature



                                   Witness

This Warrant was originally issued on March 8, 1999 and such issuance was not registered under the Securities Act of 1933, as amended, or the securities laws of any state. If reasonably requested by Company counsel, no transfer of this Warrant shall be made except in connection with an opinion from Registered Holder's counsel, acceptable to counsel for the Company, that such transfer is exempt from federal and state registration.


                        POINTE COMMUNICATIONS CORPORATION

                             STOCK PURCHASE WARRANT
                             ----------------------


Date  of  Issuance:  March  8,  1999                      Certificate  No.  W-__

     FOR VALUE RECEIVED, Pointe Communications Corporation, a Nevada corporation (the "Company"), hereby grants to EGL Equity Offshore Partners III, L.P., a Cayman Islands limited partnership, or its registered assigns (the "Registered Holder"), the right to purchase from the Company 2,292,000 shares of the Company's Common Stock at a price per share of $1.00 (as adjusted from time to time hereunder, the "Exercise Price"). This Warrant is being granted to the Registered Holder in connection with and, in consideration for the $2,292,000 loan the Registered Holder is making to the Company contemporaneously with the issuance of this Warrant. Certain capitalized terms used herein are defined in
Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This  Warrant  is  subject  to  the  following  provisions:

     Section  1.  Exercise  of  Warrant.
                  ---------------------

     1A.     Exercise  Period.  The  Registered Holder may exercise, in whole or
             ----------------
in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time until the earlier of (i) November 8, 1999, or (ii) the date in which the Registered Holder elects to convert all of the principal and accrued but unpaid interest into securities of the Company in accordance with Section 5 of that certain Promissory Note, of even date herewith, issued by the Company in favor of the Registered Holder (the "Exercise Period").

1B.     Exercise  Procedure.
        -------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

     (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

     (b)     this  Warrant;

     (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing
                                                    ----------
the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

     (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of debt or equity securities of the Company or any of its wholly-owned Subsidiaries having a Market Price equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

          (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

          (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange (except for "restricted stock" rules and requirements) upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of autho-rized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

     1C.     Exercise  Agreement.  Upon  any  exercise  of  this  Warrant,  the
             -------------------
Exercise  Agreement  shall  be  substantially in the form set forth in Exhibit I
                                                                       ---------
hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

     1D.     Fractional  Shares.  If  a  fractional share of Common Stock would,
             ------------------
but for the provisions of paragraph 1A, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

     Section 2.  Adjustment of Exercise Price and Number of Shares.  In order to
                 -------------------------------------------------
prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section  2.

     2A.     Adjustment  of Exercise Price and Number of Shares upon Issuance of
             -------------------------------------------------------------------
Common  Stock.  If  and whenever the Company issues or sells (except pursuant to
-------------
exercised options, warrants or similar instruments outstanding as of the date hereof), or in accordance with paragraph 2B is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issue or sale the Exercise Price shall be reduced to the lowest net price per share at which such share of Common Stock has been issued or sold or is deemed to have been issued or sold. Upon each such adjustment of the Exercise Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     2B.     Effect  on  Exercise  Price  of  Certain  Events.  For  purposes of
             ------------------------------------------------
determining the adjusted Exercise Price under paragraph 2A, the following shall be applicable:

          (i)     Issuance  of  Rights  or  Options.  If  subsequent to the date
                  ---------------------------------
hereof the Company in any manner grants or sells any Options and the lowest price per share for which any one share of Common Stock is issuable upon the exercise of any such Option, or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option, is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Option, then such share of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion or exchange of the Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Security.

          (ii)     Issuance  of  Convertible  Securities.  If  subsequent to the
                   -------------------------------------
date hereof the Company in any manner issues or sells any Convertible Security and the lowest price per share for which any one share of Common Stock is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then such share or shares of Common Stock shall be deemed to have been issued and sold by the Company at such time for such price per share. For the purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance of the Convertible Security and upon the conversion or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 2, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          (iii)     Change  in Option Price or Conversion Rate.  If the purchase
                    ------------------------------------------
price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable hereunder shall be correspondingly adjusted. For purposes of this paragraph 2B, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

          (iv)     Treatment  of  Expired  Options  and  Unexercised Convertible
                   -------------------------------------------------------------
Securities.  Upon  the  expiration of any Option or the termination of any right
----------
to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect shall be adjusted immediately to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

          (v)     Calculation  of  Consideration Received.  If any Common Stock,
                  ---------------------------------------
Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holders of the Warrants representing a majority of the shares of Common Stock obtainable upon exercise of such Warrants. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of such Warrants. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

          (vi)     Treasury  Shares.  The  number  of  shares  of  Common  Stock
                   ----------------
outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

          (vii)     Record  Date.  If  the Company takes a record of the holders
                    ------------
of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     2C.     Subdivision  or Combination of Common Stock.  If the Company at any
             -------------------------------------------
time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

     2D.     Reorganization,  Reclassification,  Consolidation,  Merger or Sale.
             ------------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by appropriate written instrument the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     2E.     Certain  Events.  If  any  event occurs of the type contemplated by
             ---------------
the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 2.

     2F.     Notices.
             -------

          (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth the adjustment in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

     Section  3.  Purchase Rights.  If at any time the Company grants, issues or
                  ---------------
sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     Section  4.  Definitions.  The  following  terms  have  meanings  set forth
                  -----------
below:

     "Common  Stock"  means  the  Company's  Common Stock, .00001 par value, and
      -------------
except for purposes of the shares obtainable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

     "Convertible  Securities"  means  any  stock  or  securities  (directly  or
      -----------------------
indirectly)  convertible  into  or  exchangeable  for  Common  Stock.
      -

     "Market  Price"  means as to any security the average of the closing prices
      -------------
of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

     "Options"  means  any rights or options to subscribe for or purchase Common
      -------
Stock  or  Convertible  Securities.

     "Person"  means  an  individual,  a  partnership,  a  joint  venture,  a
      ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

     "The  Warrant"  or "this Warrant" means this Warrant and any other warrants
      ------------       ------------
exchanged  directly  or  indirectly  for  all  or  a  portion  of  this Warrant.

     Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement, dated as of the date hereof, between the Company and the Registered Holder.

     Section 5.  No Voting Rights; Limitations of Liability.  This Warrant shall
                 ------------------------------------------
not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

     Section  6.  Warrant  Transferable.  Subject  to  the  transfer  conditions
                  ---------------------
referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.
    -----------

     Section 7.  Warrant Exchangeable for Different Denominations.  This Warrant
                 ------------------------------------------------
is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

     Section  8.  Replacement.  Upon receipt of evidence reasonably satisfactory
                  -----------
to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section  9.  Notices.  Except  as  otherwise expressly provided herein, all
                  -------
notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

     Section  10.  Amendment  and  Waiver.  Except as otherwise provided herein,
                   ----------------------
the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of the Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of the Warrants.

     Section 11.  Descriptive Headings; Governing Law.  The descriptive headings
                  -----------------------------------
of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its Stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Georgia without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Georgia.


     *  *  *  *  *  *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                             POINTE  COMMUNICATIONS  CORPORATION


                                             By:

                                             Its:

[Corporate  Seal]

Attest:   ________________________

Title:   ________________________

                                   EXHIBIT  I

                              EXERCISE  AGREEMENT
                              -------------------

To:     Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                                  Signature

                                                  Address



                                                                     EXHIBIT  II

                                                                      ASSIGNMENT
                                                                      ----------

     FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Names of Assignee  Address  No. of Shares
-----------------  -------  -------------






                    Signature



                    Witness